SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2002

NEXELL THERAPEUTICS INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-19153	06-1192468
(Commission File Number)	(I.R.S. Employer Identification No.)

9 Parker, Irvine, California	92618-1605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 470-9011

(NOT APPLICABLE)
(Former name or former address, if changed since last report)

Item 5.    Other Events.

Included as Exhibit 2.8 is the Plan of Complete Liquidation and Dissolution that was adopted by the Board of Directors of Nexell Therapeutics Inc. on October 16, 2002.

Included as Exhibit 10.117 is a Process Agreement dated October 16, 2002 between Nexell Therapeutics Inc., Baxter Healthcare Corporation and Baxter International Inc.

Included as Exhibit 99.1 is a press release entitled “Nexell Therapeutics Announces Plan of Liquidation and Dissolution” issued by Nexell Therapeutics Inc. on October 17, 2002.

Item 7.    Financial Statements and Exhibits.

The following exhibits are filed as a part of this report:

Exhibit No

2.8	Plan of Complete Liquidation and Dissolution of Nexell Therapeutics Inc.

10.117	Process Agreement dated October 16, 2002 between Nexell Therapeutics Inc., Baxter Healthcare Corporation and Baxter International Inc.

99.1	Press release of Nexell Therapeutics Inc. dated October 17, 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXELL THERAPEUTICS INC.

By:	/s/ WILLIAM A. ALBRIGHT, JR.
William A. Albright, Jr. Chief Executive Officer and Chief Financial Officer

Date:    October 18, 2002

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EXHIBIT INDEX

Exhibit No

2.8	Plan of Complete Liquidation and Dissolution of Nexell Therapeutics Inc.	Filed herewith.

10.117	Process Agreement dated October 16, 2002 between Nexell Therapeutics Inc., Baxter Healthcare Corporation and Baxter International Inc.	Filed herewith.

99.1	Press release of Nexell Therapeutics Inc. dated October 17, 2002	Filed herewith.

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